Statement of Additional Information (SAI) Supplement American Century Government Income Trust
Supplement dated August 10, 2023 ■ Statement of Additional Information dated August 1, 2023

The change below will be effective as of August 31, 2023.

Peter Van Gelderen, Vice President and Senior Portfolio Manager, has announced his plans to leave American Century. As a result, he will no longer serve as a portfolio manager for the funds effective August 31, 2023.

The entries for Peter Van Gelderen on pages 39 and 41-42 are to be deleted.

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